EXHIBIT 10.24


                                                        N.E. 166th & Airport Way
                                                        Portland, Oregon

                           PURCHASE AND SALE AGREEMENT

         THIS REAL ESTATE PURCHASE AND SALE AGREEMENT (this "Agreement") is made by and between OPUS NORTHWEST, L.L.C., a Delaware limited liability company, and ("Buyer"), GARDENBURGER, INC., an Oregon corporation ("Seller"), and has an Effective Date determined pursuant to Section 10.10.

         Seller is the owner of certain unimproved real property in the City of Portland, Multnomah County, Oregon, consisting of approximately 18 gross acres and 11.18 net useable acres located at N.E. 166th and Airport Way, (the "Land") described on EXHIBIT A attached hereto and shown on the drawing attached hereto as EXHIBIT B.

         As used in this Agreement, "Property" means collectively the following:
(i) the Land and all rights, privileges and appurtenances thereunto belonging or appertaining (the "Real Property"); (ii) all improvements and fixtures located on the Land (the "Improvements"); and (iii) all assignable continuing business licenses, utility contracts, warranties, governmental approvals and development rights related to the Real Property or the Improvements or any part thereof including the plans and all governmental permits, licenses and approvals, and any studies or other reports or information in the possession of available to Seller which pertain to the condition and/or present or potential development and/or use of the Property including environmental site assessments of the property (collectively, the "Development Documents").

         Seller wishes to sell the Property to Buyer and Buyer wishes to purchase the Property from Seller, all on the terms, covenants and conditions set forth in this Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other valuable consideration, receipt and sufficiency of which is fully, completely, and unconditionally acknowledged by Buyer and Seller, Seller and Buyer do hereby agree as follows:

         1. AGREEMENT. Seller agrees to sell the Property to Buyer in accordance with the terms of this Agreement. Buyer agrees to purchase the Property subject to and in accordance with the terms and conditions of this Agreement.

         2. PURCHASE PRICE AND PAYMENT. The total purchase price for the Property (the "Purchase Price") shall be Three Dollars and Eighty-Five Cents ($3.85) times the "Net Usable Area" of the Land, as certified to Seller and Buyer in the Survey arising out of Section 5.3. Assuming the Land has 11.18 Net Usable Acres, the Purchase Price would be $1,874,953. "Net Usable Area" means the number of square feet of the Land less all portions of the Land: presently lying in public roadways or subject to public road rights of way; proposed to be dedicated as public road rights of way; or within the boundaries of any area that is not buildable because it is part of a culvert area or constitutes a sensitive or critical area (including geologic hazard areas) or wetlands, and any associated buffers or setbacks, as determined by the City of Portland, Oregon, or the U.S. Army Corps of Engineers. If the Survey shows that the Net Useable Area is less than 487,000 square feet, Seller may terminate this Agreement by notice to Buyer within ten (10) days of Seller's receipt of the Survey. Upon such termination, the Earnest Money Note shall be returned to Buyer.

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                  The Purchase Price shall be payable:

                  (a) By Buyer paying Seller on or before Closing cash in the amount of twenty-five percent (25%) of the Purchase Price (the "Down Payment") less the Earnest Money Deposit and any Extension Deposit; and

                  (b) The remaining balance of the Purchase Price shall be paid by Buyer executing and delivering to Seller a deed of trust note (the "Note") in form and content of EXHIBIT C attached hereto, providing that the principal balance shall be due and payable, without interest, on or before October 31, 1998. The Note shall be secured by a deed of trust (the "Deed of Trust") in form and content of EXHIBIT D attached hereto.

         3. EARNEST MONEY. Upon full execution of this Agreement by Buyer and Seller, Seller shall open an escrow with First American Title Insurance Company of Oregon ("Escrow Company"), 200 SW Market Street, Suite 1776, Portland, Oregon 97201, and, within five (5) Business Days thereafter, Buyer shall deposit with Escrow Company an earnest money note in the amount of Fifty Thousand Dollars ($50,000) (the "Earnest Money Note") in the form of EXHIBIT E. The Earnest Money Note shall be converted to cash upon satisfaction or waiver of all Feasibility Contingencies pursuant to Section 4.3 of this Agreement. The proceeds of the Earnest Money Note and any Extension Deposit deposited with Escrow Company and interest earned thereon, are hereinafter referred to collectively as the "Earnest Money". The Earnest Money shall be held by Escrow Company in an interest-bearing account as directed by Buyer, with the interest accruing to Buyer's benefit. If this transaction Closes as provided herein, the Earnest Money shall apply towards the Purchase Price at Closing.

         If the transaction fails to Close due to default by Buyer, Seller's sole and exclusive remedy shall be to terminate this Agreement and collect and retain any Earnest Money paid to Escrow Company, as liquidated damages. Seller hereby releases any and all right to specific performance of this Agreement and/or to recover actual damages incurred as a result of Buyer's default. In establishing this liquidated damages amount, the parties agree that the amount is a reasonable estimate, as of the time this Agreement is being executed, of the risks and damages Seller could suffer as a result of Buyer's failure to close this transaction, including, without limitation, the risk of freezing the purchase price or losing the opportunity to sell for a higher price, the risk that the market for the Property could drop substantially, the lost time value of Seller's equity resulting from any delay in receiving payment of its equity, lost opportunities for other investments, changes in the availability and cost of financing for Seller's subsequent investments, and costs that Seller could incur as a result of the Buyer's default. The foregoing provisions represent the agreement of the parties as to what the Seller's remedy will be if the Buyer defaults by failing to close this transaction. In addition to that remedy, Seller retains any cause of action arising from any other breach or default by Buyer under this Agreement, including all indemnification obligations.

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         In the event of any breach of this Agreement by Seller, the Earnest
Money Note or Earnest Money, as the case may be, and any Extension Deposit, shall be returned to Buyer and Buyer shall be entitled to available legal and equitable remedies, including the right to specific performance; provided; however, that in no event shall Seller be liable to Buyer for damages in excess of Fifty Thousand Dollars ($50,000).

         BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND SPECIFICALLY NEGOTIATED THE FOREGOING PROVISIONS AND LIMITATIONS ON REMEDIES AFTER CONSULTATION WITH LEGAL COUNSEL OF THEIR RESPECTIVE CHOICE.

         4.       REVIEW OF PROPERTY; CONTINGENCIES; CONTINGENCY PERIOD.

                  4.1 SELLER'S DELIVERIES. Seller shall within fifteen (15) days after the Effective Date deliver to Buyer copies of the following (collectively, the "Review Materials"), if any, which are available to Seller:

                  (a) All plans and specifications related to any civil, landscape or site plans for the Property;

                  (b) All entitlement documents and correspondence;

                  (c) Surveys of any nature;

                  (d) Mitigation agreements with any governmental agency, and any traffic studies for this site or surrounding properties;

                  (e) Zoning agreements with Multnomah County or the City of Portland;

                  (f) Phase I or Phase II environmental assessments;

                  (g) Geotechnical or soils reports; and

                  (h) Wetlands reports.

Seller shall deliver to Buyer any new Review Materials obtained by Seller within seven (7) days of Seller's obtaining possession thereof.

                  4.2 BUYER'S REVIEW. Seller shall provide Buyer and its authorized agents and consultants with access to and entry upon the Property, from the Effective Date to the earlier of Closing or termination of this Agreement to inspect each and every part thereof to determine its present condition, and, at Buyer's sole cost and expense, to prepare such reports, tests and studies, including without limitation, any tests, geological reports, surveys, hazardous/toxic materials investigations and other physical investigations of, on, or in the Property. Buyer shall indemnify and hold harmless the Seller from any mechanics or materialmen's liens filed against the Property as a result of Buyer's entry upon the Property in accordance with this
Section 4.2. If Buyer wishes to engage in any testing that will damage or disturb any portion of the Property, including, without limitation, environmental studies, Buyer shall obtain Seller's prior written consent thereto, which shall not be unreasonably withheld or delayed. Buyer shall indemnify, hold harmless and defend Seller from any and all liabilities, claims, liens, costs and expenses, including without limitation reasonable attorneys' fees and costs, arising from or relating to Buyer's entry upon the Property. Buyer shall repair any damage to the Property caused by any such tests or investigations, and shall indemnify and defend Seller (except where such claim results from an act or omission of Seller) from any and all liabilities, claims, costs and expenses, including without limitation, reasonable attorneys' fees and costs resulting from such testing or studies. The indemnification obligations in this paragraph shall survive Closing or the termination of this Agreement.

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                  4.3 FEASIBILITY CONTINGENCIES. The obligations of Buyer under this Agreement and consummation of Closing are, at Buyer's option and in its sole and complete discretion, subject to the complete satisfaction or waiver, on or before expiration of the Feasibility Contingency Period (as defined in Section 4.4 of this Agreement), of the following contingencies (individually and collectively, the "Feasibility Contingencies"): (i) the Property and its physical condition, zoning and land use restrictions, and all systems, utilities, and access rights pertaining to the Property are suitable in every respect for Buyer's intended use; (ii) all permits, approvals and licenses, including, without limitation, final plat approval, building permit, any required shoreline permit, a determination of non-significance, and any other approval or permit with respect to Buyer's intended development of the Property ("Governmental Approvals") are or will be available with such conditions as are acceptable to Buyer and that all appeal periods thereto have expired without any appeal or challenge having been made thereof; (iii) all Review Materials are acceptable to Buyer in the exercise of Buyer's sole discretion; and (iv) it is economically feasible for Buyer to own and operate the Property in a manner and upon terms and conditions satisfactory to Buyer. Buyer may, in Buyer's sole discretion, terminate this Agreement at any time by written notice to Seller if Buyer determines that the Feasibility Contingencies set forth in this Section
4.3 will not be satisfied by the expiration of the Feasibility Contingency Period. If Buyer fails to give notice to Seller that the Feasibility Contingencies have been satisfied or waived on or before expiration of the Feasibility Contingency Period, as extended, if at all, as permitted by Section 4.4, Buyer shall be deemed to have terminated this Agreement. If Buyer elects to terminate this Agreement, Buyer shall return the Review Materials to Seller and deliver to Seller, for information only, and without warranty or representation of any kind whatsoever, a copy of any and all plans, studies, reports, permits and permit applications undertaken by Buyer in connection with its investigation and analysis of the Property. Upon such termination, the Earnest Money Note shall be returned to Buyer, any Extension Deposits paid by Buyer (together with any accrued interest accrued thereon) shall be paid to Seller and neither party shall have any further rights or obligations whatsoever arising out of, or in connection with, this Agreement.

                  4.4 FEASIBILITY CONTINGENCY PERIOD; EXTENSION. Subject to extension pursuant to this Section 4.4, Buyer shall have until sixty (60) days after the Effective Date (the "Feasibility Contingency Period") to determine in its sole discretion whether the Feasibility Contingencies set forth in Section
4.3 can be waived or removed. Buyer shall have the right to extend the Feasibility Contingency Period for one one-month extension by depositing with Escrow Company, on or before the expiration of the initial Feasibility Contingency Period, the sum of Ten Thousand Dollars ($10,000) (the "Extension Deposit") for such extension. The Extension Deposit shall be non-refundable unless Seller is in default or this Agreement is terminated because of unacceptable title pursuant to Section 5.2 or condemnation pursuant to Section
6.1 and shall apply to the Purchase Price at Closing. If Buyer fails to deposit the Extension Deposit prior to expiration of the initial Feasibility Contingency Period, Buyer shall have forty-eight (48) hours after notice thereof from Seller to pay the Extension Deposit in order to extend the then existing Feasibility Contingency Period as contemplated herein.

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         5.       TITLE.

                  5.1 CONVEYANCE. Upon Closing, Seller shall execute and deliver to Buyer a Statutory Warranty Deed in the form attached hereto as EXHIBIT F (the "Deed"), conveying fee title to the Property, subject only to the Permitted Exceptions, if any, approved by Buyer in accordance with Section 5.2.

                  5.2      TITLE INSURANCE.

                  (a) At Closing Seller shall furnish to Buyer an ALTA Standard Coverage Owner's Policy of Title Insurance (the "Policy") issued by First American Title Insurance Company of Oregon, an Oregon corporation ("Title Company"), insuring Buyer, as holder of fee title to the Real Property and Improvements, in the amount of the Purchase Price, against any loss or damage by reason of defect in Seller's title to the Property, other than the Permitted Exceptions as determined hereunder and the usual printed exceptions. Seller agrees to cooperate with Title Company and Buyer in connection with (but at no cost to Seller), and execute and deliver to Title Company appropriate certifications, affidavits, and indemnities confirming that Seller has not, prior to Closing, done anything on or about the Property which would prevent Title Company from issuing the Policy required hereby or from issuing Form 103.7 (access), 116.1 (land same as survey), 123.1 (zoning) endorsements or a contiguity endorsement.

                  (b) Within ten (10) days after the Effective Date, Seller shall furnish to Buyer, from Title Company, a preliminary title report showing the condition of title to the Property, together with copies of all exceptions listed therein (the "Title Report"). Buyer will have ten
         (10) days from receipt of the Title Report to review the Title Report and to notify Seller, in writing, of Buyer's disapproval of any exceptions shown in the Title Report. Those exceptions not objected to by Buyer are referred to herein as the "Permitted Exceptions." Zoning ordinances, building restrictions, taxes due and payable for the current tax year, and reservations in federal patents and state deeds shall be deemed Permitted Exceptions. If Buyer notifies Seller of disapproval of any exceptions, Seller shall have fifteen (15) days after receiving the disapproval notice to either remove the exceptions or provide Buyer with reasonable assurances of the manner in which the exceptions will be removed before the Closing Date. If Seller does not remove the exceptions or provide Buyer with such assurances, Buyer may terminate this Agreement by written notice to Seller given within ten
         (10) days after expiration of such fifteen (15) day period, in which event the Earnest Money shall be refunded to Buyer and this Agreement shall be null and void.

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                  5.3 SURVEY. On or before expiration of the Feasibility
Contingency Period, Buyer shall obtain, at Buyer's cost, a currently dated and certified ALTA/ACSM survey of the

Property (the "Survey"), prepared by a registered Oregon land surveyor, setting forth (a) the legal description of the Property; (b) the location of all improvements on the Property (including without limitation, light standards and utility poles and vaults, culverts, curb cuts, driveways, signs, etc.), and all "setback" or building lines and other restrictions in respect thereof that are of record or that have been established by an applicable zoning or building code or ordinance, and the Net Useable Area of the Land; (c) the location of all easements and rights-of-way on the Property, identifying each by a recorded document number; (d) all encroachments of improvements onto the Property from adjoining property, and all encroachments of improvements from the Property onto adjoining property or upon or over any such "setback" or building lines; (e) access to the Property from a public street or highway; (f) a vicinity map showing the property surveyed in reference to nearby highways and major street intersections, including any fire hydrants located within three hundred feet of any portion of the Property boundary; and (g) flood zone designation (with proper annotation based on Federal Flood Insurance Rate Maps or state or local equivalent by scaled map location and graphic plotting only). The plat or map of such survey must bear the name, address and signature of the surveyor who made the survey, his official seal and license number, the date of the survey and the caption "ALTA/ACSM Land Title Survey" with the following certification:

                  To: Opus Northwest, L.L.C., Gardenburger, Inc. and First American Title Insurance Company

                  This is to certify that this map or plat and the survey on which it is based were made (i) in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM in 1992, and (ii) pursuant to the accuracy standards (as adopted by ALTA and ACSM and in effect on the date of this certification) of an "urban survey"; and that there are no improvements, encroachments or uses except as shown thereon; and that the area represented for the land is correct.

         6.       INTERIM ACTIONS.

                  6.1 CONDEMNATION. In the event that the Property, or any part thereof, is or becomes the subject of a condemnation proceeding prior to Closing, then Buyer may elect either to (i) terminate this Agreement, in which event the Earnest Money (and interest accrued thereon) shall be returned to Buyer and all rights and obligations of the parties hereunder shall cease, or
(ii) proceed to consummate and Close the purchase of the Property hereunder, in which event the Purchase Price for the Property, shall be reduced by the total of any awards or other proceeds received by Seller at or prior to Closing with respect to any such condemnation proceeding; whereupon, at Closing, Seller shall assign to Buyer all rights of Seller in and to any awards or other proceeds payable by reason of any such condemnation proceeding. Seller agrees to notify Buyer in writing of any condemnation proceedings within five (5) days after Seller learns thereof.

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                  6.2 DEVELOPMENT APPROVALS. So long as this Agreement remains in effect, Buyer shall have the exclusive right to pursue and obtain all necessary approvals for developing the Property. Seller hereby grants to Buyer the right to (i) enter into discussions and negotiations regarding the Property with all governmental authorities having jurisdiction, and (ii) apply for, prosecute, participate in and/or cause to issued and finally approved any permit, development agreement, variance or conditional use request, binding site plan, local improvement district, or other approval which may be required incident to Buyer's planned development. Seller shall reasonably cooperate with Buyer in connection with obtaining such governmental approvals, which cooperation may include execution and delivery of applications, agreements, approvals, licenses, plans, permits and other instruments and assurances as may be required by Buyer to develop the Property. Notwithstanding anything herein to the contrary, Buyer shall not irrevocably commit Seller or the Property to any rezone, dedication, change of comprehensive plan designation, development agreement, local improvement district, or other binding contractual, financial or governmental restriction or obligation, without Seller's prior written consent, which shall not be unreasonably withheld. Seller, however, shall give its consent to any financial obligation which is fully paid in advance by Buyer, or which is secured by cash deposit or letter of credit furnished by Buyer.

         7.       CLOSING.

                  7.1 ESCROW. "Closing" and any of its noun or verb variants shall mean the date the deed for the Property from Seller to Buyer is recorded and Seller is entitled to the use of Buyer's funds. Closing shall occur through an escrow (the "Escrow") in the Portland, Oregon office of Escrow Company on or before that date (the "Closing Date") which is not more than thirty (30) days after Buyer's notice to Seller of satisfaction or waiver of the Feasibility Contingencies. Buyer and Seller shall deposit with Escrow Company all instruments and monies necessary to complete the Closing in accordance with this Agreement, including all instructions and closing statements not inconsistent herewith.

                  7.2 PRORATIONS. General real property taxes for the current year, rents, water, and other utilities shall be prorated as of the Closing. All assessments against the Property shall be paid in full by Seller at Closing. Seller shall also be responsible for any taxes or other charges that may be assessed against the Property based on the fact, if at all, that it has been classified or specially zoned for farm or forest use on the tax rolls for years prior to the year in which Closing occurs and Seller will pay any such taxes or charges if and when they become due.

                  7.3 POSSESSION. Buyer shall be entitled to possession on Closing.

                  7.4 COSTS. Seller shall pay the cost of the Policy (except the cost of extended coverage or endorsements), all excise taxes imposed upon the sale, and one-half (1/2) of the Escrow Company's escrow fee. Buyer shall pay the cost of recording the Deed and the Deed of Trust, the cost of the policy in excess of the cost of ALTA standard owner's coverage and any endorsements to the Policy required by Buyer, and one-half (1/2) of the Title Company's escrow fee.

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                  7.5      SELLER'S DELIVERIES TO ESCROW.

                  On or before closing, Seller shall duly execute and deposit into the Escrow with Escrow Company:

                  (a) the Deed for the Property in the form and content of EXHIBIT F attached hereto; and

                  (b) assignments or other appropriate transfers or conveyances, in form and content reasonably acceptable to Buyer, of Seller's interests in the Development Documents and the Review Materials, if reasonably requested by Buyer.

                  7.6 BUYER'S DELIVERIES TO ESCROW. On or before Closing, Buyer shall duly execute and deposit into the Escrow with Escrow Company:

                  (a) the Note; and

                  (b) the Deed of Trust.

                  (c) the Down Payment as defined in Section 2(a) of the Agreement; and

                  (d) the amount due Seller, if any, after the prorations are computed in accordance with Section 7.2 of this Agreement.

                  7.7 ESCROW INSTRUCTIONS. This Agreement is intended by the parties to set forth the Escrow instructions to Title Company. Nonetheless, Seller and Buyer agree to execute and deliver to Title Company any additional instructions requested by Escrow Company for the purpose of consummating this transaction, provided that any such additional instructions are not inconsistent herewith.

                  7.8 LIABILITIES NOT ASSUMED. Seller shall be responsible for all claims arising out of or in connection with the Sale Property of any nature, existing or accrued as of Closing, or arising out of any acts or omissions of Seller occurring prior to Closing. Buyer is not to be deemed to be a successor of Seller, it being understood that Buyer is acquiring only the Property and except as otherwise expressly herein provided, Buyer has not and does not hereby assume or agree to assume nor shall Buyer be deemed to have assumed any liability whatsoever of Seller under any contract, agreement, indenture or any other document to which Seller is a party or by which Seller is or may be bound or which in any manner affects the Sale Property or any part thereof except as specifically set forth herein or in any of the Closing documents, and Seller agrees to defend, hold harmless and indemnify Buyer with respect to any such claim, expense or liability which Buyer has not agreed to assume.

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         8. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer that the following facts are true as of the date of Seller's execution hereof and as of Closing, or as of such other date as may be set forth herein:

                  8.1 ORGANIZATION, STANDING, AUTHORITY. Seller is a corporation organized under the laws of the State of Oregon and qualified to do business within the State of Oregon. Seller has the legal power, right, and authority to enter into this Agreement and the instruments referred to herein and to consummate the transactions contemplated herein. All requisite corporate action has been taken by Seller in connection with entering into this Agreement, the instruments referred to herein, and the consummation of the transactions contemplated herein. The persons executing this Agreement and the instruments referred to herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions of this Agreement.

                  8.2 MARKETABLE TITLE. Seller has, as of the Effective Date, and will have as of the Closing Date fee simple title to the Property.

                  8.3 NO VIOLATIONS AND ACTIONS. To Seller's actual knowledge the execution, delivery and performance by Seller of its obligations under this Agreement do not constitute a default under any of the provisions of any law, governmental rule, regulations, judgment, decree or order by which the Seller is bound. The execution, delivery and performance by Seller of its obligations under this Agreement do not constitute a default under any of the provisions of any contract to which the Seller is a party or by which the Seller is bound or, if Seller is not an individual, by the Seller's declaration of trust, certificate of incorporation, bylaws, limited liability company operating agreement, or partnership agreement, as the case may be.

                  8.4 LIENS. All persons and entities supplying labor, materials, and equipment to the Property at Seller's request have been paid, and to Seller's actual knowledge there are no claims of liens and there are no service contracts applicable to the Property.

                  8.5 ASSESSMENTS. To Seller's actual knowledge, there are no currently due and payable assessments for public improvements against the Property, there is no local improvement district or other taxing authority in the process of formation that would create a lien on the Property and there are no pending or proposed special assessments against the Property.

                  8.6 HAZARDOUS MATERIALS. To Seller's actual knowledge, the Property is not in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement relating to environmental conditions or Hazardous Material ("Environmental Laws"). To Seller's actual knowledge, Seller has not used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on, under or about the Property or transported any Hazardous Material over the Property. To Seller's actual knowledge, Seller has not used or removed any storage tank on, from or in connection with the Property, and, to Seller's actual knowledge, there are no storage tanks or wells (whether existing or abandoned) located on under or about the Property, except as may be disclosed by that Phase I environmental site assessment dated June 21, 1995, prepared by Hahn and Associates, Inc., for the Iseli Family Partnership. References to Seller's

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actual knowledge means the actual knowledge of Richard C. Dietz, the chief financial officer of Seller. For the purposes hereof, "Hazardous Materials" shall mean any substance, chemical, waste or other material which is listed, defined or otherwise identified as "hazardous" or "toxic" under any federal, state, local or administrative agency ordinance or law, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 ET SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 ET SEQ.; the Federal Water Pollution Control Act, U.S.C. ss.ss. 1251 ET SEQ.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 ET SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1471 ET SEQ.; Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 ET SEQ.; Refuse Act, 33 U.S.C. ss.ss. 407 ET SEQ.; Emergency Planning and Community Right-To-Know Act, 42 U.S.C. ss.ss. 11001 ET SEQ.; Occupational Safety and Health Act, 29 U.S.C. ss.ss. 65 ET SEQ., to the extent it includes the emission of any Hazardous Material and includes any Hazardous Material for which hazard communication standards have been established; Federal Insecticide, Fungicide, and Rodenticide Act, Federal Pesticide Act of 1978, 7 U.S.C. ss.ss. 136 ET SEQ.; Federal Safe Drinking Water Act, 42 U.S.C. ss.ss. 300(f) ET SEQ.; or any similar or analogous state or local statute or ordinance, or any regulation, order, rule, or requirement adopted thereunder, as well as any formaldehyde, urea, polychlorinated biphenyls, petroleum, petroleum product or by-product, crude oil, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel or mixture thereof, radon, asbestos, and "source," "special nuclear" and "by-product" material as defined in the Atomic Energy Act of 1985, 42 U.S.C. ss.ss. 3011 ET SEQ.

                  8.7 CONTRACTS. Seller has not committed nor obligated itself in any manner whatsoever to sell the Property to any person other than Buyer. Without limiting the generality of the foregoing, no right of first refusal regarding the Property exists under the organizational documents of Seller or under any separate agreement by which Seller may be bound. Seller will not, prior to Closing, offer to or enter into any backup or contingent option or other agreement to sell the Property to any other person.

                  8.8 LEASES. There are no existing leases, tenancies, rental agreements or occupancy or use agreements affecting all or any portion of the Property.

                  8.9 CLOSING CONTINGENCIES. Buyer's obligation to Close this transaction shall be further conditioned upon all of Seller's representations and warranties set forth in Section 8 hereof being true, correct and complete as of the Closing.

                  The representations and warranties made by Seller shall be true and correct as of the date hereof and shall be deemed automatically reaffirmed on the Closing Date as true and correct. Buyer's rights to enforce such representations and warranties and covenants shall survive the Closing and such rights to enforce shall not be merged into any documents delivered by Seller at Closing. Seller shall indemnify, defend and hold Buyer harmless from and against any cause, claim, loss, damage or expense, including attorneys' fees, which Buyer suffers as a result of a breach of the representations, warranties and covenants contained in this Agreement. If this transaction fails to Close due to failure of the condition set forth in this Section 8.9, then the Earnest Money shall be returned to Buyer.

         9. BUYER'S REPRESENTATIONS AND WARRANTIES. In addition to other representations herein, Buyer represents and warrants to Seller that:

                  9.1 POWER AND AUTHORITY. Buyer is a limited liability company organized and validly existing under the laws of the State of Delaware and qualified to do business in the State of Oregon, and execution of this Agreement by Buyer and consummation of the transactions contemplated herein has been duly authorized by Buyer's members and no further action is necessary on the part of Buyer to make this Agreement fully and completely binding upon Buyer in accordance with its terms. The persons executing this Agreement and the instruments referred to herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions of this Agreement.

                  9.2 NO VIOLATIONS AND ACTIONS. The execution, delivery and performance by Buyer of its obligations under this Agreement do not constitute a default under any of the provisions of any law, governmental rule, regulations, judgment, decree or order by which the Buyer is bound, or by any of the provisions of any contract to which the Buyer is a party or by which the Buyer is bound, or by the Buyer's certificate of incorporation, operating agreement, or other organizational documents, as the case may be.

         The representations and warranties made by Buyer shall be true and correct as of the date hereof and shall be deemed automatically reaffirmed on the Closing Date as true and correct. Seller's rights to enforce such representations and warranties and covenants shall survive the Closing and such rights to enforce shall not be merged into any documents delivered by Buyer at Closing. Buyer shall indemnify, defend and hold Seller harmless from and against any cause, claim, loss, damage or expense, including attorneys fees, which Seller suffers as a result of a breach of the representations, warranties and covenants contained in this Agreement.

         10.      MISCELLANEOUS.

                  10.1 GENERAL PROVISIONS. This is the entire agreement of the parties with respect to the Property and supersedes all prior written or oral agreements or understandings. This Agreement may be modified only in writing signed by both parties. This Agreement shall be construed according to the laws of the State of Oregon. Paragraph headings are for convenience only and shall not be deemed a part of this Agreement for any purpose. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identification of the person or persons, firm or firms, corporation or corporations may require. The parties have been represented by their respective legal counsel in connection with negotiation of this Agreement, and accordingly waive the rule of construction that this Agreement shall be construed against its drafter. The word "person" shall mean an individual, firm, association, corporation, limited liability company, general or limited partnership, trust, or any other form of business or legal entity. Whenever the adverbs "herein," "hereunder," "hereto," "hereinafter," etc., appear herein, they shall be deemed to mean and refer to this Agreement in its entirety and not to any specific paragraph or section hereof. If the date for any performance under this Agreement falls on a weekend or holiday, the time shall be extended to the next business day. "Business day" means a day that national banks and Title Company are not closed.

                  10.2 NOTICES. Any demand, request or notice which either party hereto desires or may be required to make or deliver to the other shall be in writing and shall be deemed given upon receipt (including by confirmed facsimile), or when delivered by private courier service (such as Federal Express), or three days after being deposited in the United States Mail in registered or certified form, return receipt requested, addressed as follows:

                  If to Seller:      Gardenburger, Inc.
                                     Attn: Mr. Richard C. Dietz
                                     1411 SW Morrison Street, Suite 400
                                     Portland, OR  97205
                                     Facsimile: (503) 205-1648

                  with a copy to:    Miller, Nash, Wiener, Hager & Carlsen LLP
                                     Attn:  James F. Dulcich
                                     3500 U.S. Bancorp Tower
                                     111 SW Fifth Avenue
                                     Portland, OR  97204
                                     Facsimile:  (503) 224-0155

                  If to Buyer:       Opus Northwest, L.L.C.
                                     Attn:  John Solberg, Vice President
                                     200 112th Avenue N.E., Suite 205
                                     Bellevue, WA  98004
                                     Facsimile: (425) 453-1712

                  with a copy to:    Tousley Brain PLLC.
                                     Attn:  Russell F. Tousley, P.S.
                                     56th Floor, Key Tower
                                     700 Fifth Avenue
                                     Seattle, WA  98104-5056
                                     Facsimile:  (206) 682-2992

                  and to:            Opus U.S. Corporation
                                     Attn:  Brad Osmundson, Esq.
                                     800 Opus Center
                                     9900 Bren Road East
                                     Minnetonka, MN  55343
                                     Facsimile:  (612) 936-9809

Either party may change its address which is not a post office box for purposes of notices by giving notice to the other in the manner herein prescribed.

                  10.3 ATTORNEYS' FEES. In the event any litigation ensues between Opus and Gardenburger, Inc. arising out of this Agreement, the prevailing party in any such action shall be entitled to recover from the nonprevailing party, the prevailing party's reasonable attorneys' fees and costs, including in connection with appeals.

                  10.4 COMMISSIONS. Seller warrants and represents to Buyer that except for Brad Pihas and Associates, Inc. (collectively "Broker ") no broker or finder has been engaged by it in connection with the transaction contemplated by this Agreement. Buyer warrants and represents to Seller that no broker or finder has been engaged by it in connection with the transaction contemplated by this Agreement. Seller shall, upon closing, pay and indemnify, and hold Buyer harmless from and against commission based on the Purchase Price to Broker. In the event any other claims for additional brokers' or finders' fees or commissions are made in connection with the negotiation, execution, or consummation of this Agreement, then Buyer shall indemnify, hold harmless, and defend Seller from and against such claims if they are based upon any statement, representation or agreement made by Buyer, and Seller shall indemnify, hold harmless, and defend Buyer if such claims shall be based on any statement, representation or agreement made by Seller.

                  10.5 ASSIGNMENT. Buyer may not assign all or any of its interest in this Agreement without Seller's prior written consent, which shall not be unreasonably withheld. If Buyer assigns its interest in this Agreement to any other person, it will not be released from liability hereunder and will cosign the Note with the Buyer's assignee.

                  10.6 MEMORANDUM. This Agreement shall not be recorded. Seller and Buyer shall execute a short form Memorandum hereof in the form of EXHIBIT G. Buyer shall retain possession of the Memorandum and may, at Buyer's option, record it. If Buyer relinquishes its right to purchase the Property at any time, Buyer shall execute and deliver to Seller a recordable release of the Memorandum.

                  10.7 EXHIBITS. All Exhibits attached hereto are incorporated herein by this reference.

                  10.8 ADDITIONAL DOCUMENTS. Each party agrees to take such action and to execute, acknowledge and deliver any and all documents and instruments as may be desired by the other party more effectively to carry out the purposes of this Agreement.

                  10.9 ACCEPTANCE OF AGREEMENT. If Seller does not return to Buyer, four fully executed counterparts of this Agreement on or before 5:00 p.m. on March 9, 1998, this Agreement shall be null and void and Seller shall no longer have any power or authority to accept this Agreement. Any such assignment shall not relieve Buyer from its obligations under this Agreement. If Buyer makes such assignment, it shall unconditionally guarantee the full and punctual payment of the Note.

                  10.10 EFFECTIVE DATE. "Effective Date" means the date this Agreement has been executed by Seller, and Buyer has received two (2) fully-executed counterparts thereof.

                  10.11 ORS 93.040(1). THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

                  10.12 ZONING. THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND EXISTENCE OF FIRE PROTECTION FOR STRUCTURES.


                                            BUYER:

                                            OPUS NORTHWEST, L.L.C.,
                                            a Delaware limited liability company



                                            By: /s/ John Solberg
                                               ---------------------------------
                                                  John Solberg
                                                  Vice President


         AGREED AND ACCEPTED this 9th day of March, 1998.


                                            SELLER:

                                            GARDENBURGER, INC.,
                                            an Oregon corporation



                                            By: /s/ Richard C. Dietz
                                               ---------------------------------
                                                 Its: Executive VP and CFO
                                                     ---------------------------

         LIST OF EXHIBITS


                  Exhibit A:        Land
                  Exhibit B:        Drawing
                  Exhibit C:        Deed of Trust Note
                  Exhibit D:        Deed of Trust Promissory Note
                  Exhibit E:        Earnest Money Note
                  Exhibit F:        Form of Statutory Warranty Deed
                  Exhibit G:        Form of Recordable Memorandum

                                    EXHIBIT A
                                       TO
                           PURCHASE AND SALE AGREEMENT

                                      LAND

                                    EXHIBIT B
                                       TO
                           PURCHASE AND SALE AGREEMENT

                                     DRAWING

                                    EXHIBIT C
                                       TO
                           PURCHASE AND SALE AGREEMENT

                               DEED OF TRUST NOTE
--------------------------------------------------------------------------------

                                                        N.E. 166th & Airport Way
                                                                    Portland, OR

                               DEED OF TRUST NOTE


$________________                                          _______________, 1998

1. PAYMENT; INTEREST CALCULATIONS. FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay in lawful money of the United States, on or before October 31, 1998, to the order of GARDENBURGER, INC., an Oregon corporation ("Holder"), at 1411 S.W. Morrison Street, Suite 400, Portland, Oregon 97205 or such other place as Holder may designate the sum of ________________________________________________ Dollars ($____________). Every
payment received with respect hereto shall be applied, in any order that may be determined by Holder in its sole discretion, to sums due under this Note, including, without limitation: (a) late charges; (b) expenses paid or funds advanced by Holder with interest thereon at the Default Rate when applicable (as hereinafter defined); (c) any other premiums which may remain unpaid; (d) accrued interest on the principal balance from time to time remaining unpaid; and (e) the principal balance hereunder.

2. WAIVER. To the extent permitted by law, each and every maker, surety, endorser or signator to this Note, in whatever capacity, hereby waives presentment, demand, protest, notice of dishonor and all other notices, and agrees that Holder may exercise its rights hereunder in any order and at any time, and may, without notice to or consent of any such person, and without in any way diminishing the obligations of any such person: (a) deal with any such person with reference to this Note by way of forbearance, extension, modification, compromise or otherwise, (b) extend, release, surrender, exchange, compromise, discharge or modify any right or obligation secured by or provided by the Deed of Trust securing this Note (the "Deed of Trust") or any other instrument securing this Note, or (c) take any other action which Holder may deem reasonably appropriate to protect its security interest in the property securing this Note (the "Trust Property").

3. DEFAULT; DEFAULT RATE. Time is material and of the essence hereof. Each of the following shall be an Event of Default under this Note: (a) failure of Maker to make any payment of principal and/or interest or any other payment required by the provisions of this Note or of any instrument securing this Note on the date such payment or payments are due; (b) failure of Maker to perform any other provision of this Note or of any instrument securing this Note; or (c) falsity in any material respect of the warranties in the Deed of Trust or of any representation, warranty or information furnished by Maker or its agents to Holder in connection with the extension of credit evidenced by this Note (the "Loan"). Upon the occurrence of any Event of Default, any sum not paid as provided in this Note or in any instrument securing this Note, shall at the option of Holder, without notice, bear interest from such due date at the rate of eighteen percent (18%) per annum (the "Default Rate") or the maximum rate of interest permitted by law, whichever is the lesser, and, at the option of Holder, if the default continues three (3) business days after Holder's delivery of notice of default, the unpaid balance of principal, accrued interest, plus any other sums due under this Note, or under any instrument securing this Note shall at once become due and payable, without notice, and shall bear interest at the Default Rate. 4. PREPAYMENT RESTRICTIONS, CHARGES. There are no restrictions or penalties for partial or complete prepayment of the indebtedness owing under this Note.

5.       ACKNOWLEDGMENTS REGARDING DEFAULT RATE, LATE CHARGES AND PREPAYMENT
         CHARGES.

         (a) Maker acknowledges and agrees that (i) a default in making the payments herein agreed to be paid when due will result in Holder incurring additional expense in servicing the Loan, loss to Holder of the use of the money due, and in frustration to Holder in meeting its other commitments, (ii) if for any reason it fails to pay any amounts due hereunder, Holder shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages, and (iii) the Default Rate and the late charge described in this Note are a reasonable estimate of such damages.

         (b) Maker represents that it is a knowledgeable real estate investor and fully understands the effect of the charges, waivers and agreements contained above. Maker acknowledges and agrees that the making of the loan by Holder at the interest rate and with the other terms described herein is sufficient consideration for such charges, waivers and agreements, and that Holder would not make this loan on these terms without such charges, waivers and agreements.

6. EXPENSES AND ATTORNEYS' FEES. If Holder refers this Note to an attorney for collection or seeks legal advice following a default alleged in good faith under the Note; if Holder is the prevailing party in any litigation instituted in connection with the Note; or if Holder or any other person initiates any judicial or nonjudicial action, suit or proceeding in connection with Note or the security therefor, and an attorney is employed by Holder to (a) appear in any such action, suit or proceeding, or (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Holder's interest in the Note, the Deed of Trust, or any other security for the Note (including but not limited to proceedings under federal bankruptcy law, in eminent domain, under probate proceedings, or in connection with any state or federal tax lien), then in any such event, Maker shall pay attorney's fees and costs and expenses incurred by Holder and/or its attorney in connection with the above-mentioned events and any appeals related to such events, including but not limited to costs incurred in searching records, the cost of title reports, the cost of appraisals, and the cost of surveyor's reports. If not paid within ten days after such fees, costs and expenses become due and written demand for payment is made upon Maker, such amount may, at Holder's option, be added to the principal of the Note and shall bear interest at the Default Rate.

7. NO USURY. In no event shall any payment of interest or any other sum payable hereunder both (a) violate the usury laws of the state in which the Trust Property is located and (b) allow Maker to bring a claim for usury or raise usury as a defense in any action on this Note. If it is established that both
(a) and (b) have occurred, and any payment exceeding lawful limits has been received, Holder shall refund such excess or, at its option, credit the excess amount to principal, but such payments shall not affect the obligation to make periodic payments required herein.

8. SECURITY. The indebtedness evidenced by this Note is secured by the Deed of Trust of even date and may be secured by other security instruments.

9. DUE ON SALE OR TRANSFER. Except as set forth in Section 10, this Note is personal to Maker and not assignable. In making the Loan, Holder has relied on Maker's credit, Maker's interest in the Trust Property, and the financial market conditions at the time the Loan is made. Subject to Section 10, in the event of a sale, conveyance, transfer or encumbrance of the title to or possession of all or part of the Trust Property, directly or indirectly, either voluntarily, involuntarily or by operation of law, without the prior written consent of Holder (which consent may be withheld at Holder's sole discretion), Holder may declare the entire balance of the indebtedness evidenced by this Note immediately due and payable. Without limiting the generality or effect of the foregoing, waiver by Holder of its right to accelerate the indebtedness upon any transfer or contract to transfer, or to require satisfaction of the conditions set forth in this paragraph, shall not be deemed a waiver by Holder of its right to accelerate the indebtedness upon any other transfer or contract to transfer or of its right upon such transfer or contract to transfer to require satisfaction of the conditions set forth above in this paragraph. For the purpose of, and without limiting the generality of the foregoing, but subject to
Section 10, the occurrence at any time of any of the following events, without Holder's prior written consent, shall be deemed to be a transfer of title to the Trust Property:

         (i) Any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, all or any part of the legal and/or equitable title to the Trust Property; or

         (ii) Any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, any share of stock of Maker to other than an affiliate of Maker.

10. PERMITTED TRANSFERS AND SUBORDINATION. Notwithstanding anything in Section 9 to the contrary, Maker may, without Holder's consent, assign its interest in the Trust Property to any affiliate of Maker, including but not limited to, a limited liability company or other legal entity controlled by Maker or an affiliate of Maker. Such assignment shall NOT release Maker or its successor in interest from personal liability for payment and performance of the terms and conditions of this Note. "Affiliate" means a person or entity controlling, controlled by or under common control with Maker.

11. COMMERCIAL PURPOSE. The obligation evidenced by this Note is exclusively for commercial or business purposes.

12. GOVERNING LAW. The law of the state of Oregon shall govern the validity, interpretation, construction and performance of this Note.

13. SUCCESSORS AND ASSIGNS. Whenever used herein, the words "undersigned", "Maker" and "Holder" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

                                       BUYER:

                                       OPUS NORTHWEST, L.L.C.,
                                       a Delaware limited liability company


                                       By:
                                          --------------------------------------
                                             John Solberg
                                             Vice President

                                    EXHIBIT D
                                       TO
                           PURCHASE AND SALE AGREEMENT

                              FORM OF DEED OF TRUST
--------------------------------------------------------------------------------


Recorded at the Request of
and after Recording Return to:
James F. Dulcich
Miller, Nash, Wiener, Hager & Carlsen LLP
111 S.W. Fifth Avenue
Portland, Oregon  97204


                                                        N.E. 166th & Airport Way
                                                                    Portland, OR


                                  DEED OF TRUST

         THIS DEED OF TRUST made this ______ day of _____________, 199___, is between OPUS NORTHWEST, L.L.C., a Delaware limited liability company ("Trustor") and FIRST AMERICAN TITLE INSURANCE COMPANY OF OREGON ("Trustee"), and GARDENBURGER, INC., an Oregon corporation ("Beneficiary").

         Trustor irrevocably grants, bargains, sells, and conveys to Trustee in trust for the benefit and security of Beneficiary, with power of sale, that property in the City of Portland, Multnomah County, Oregon, described on SCHEDULE A, attached hereto and incorporated herein by reference (the "Property") together with (a) all buildings and improvements now or hereafter located thereon, and all appurtenances, easements, right in party walls, water and water rights, pumps and pumping plants and all shares of stock evidencing the same; (b) all awards, compensation and settlements in lieu thereof made as a result of the taking by power of eminent domain of the whole or any part of the Property; (c) all interests, estate or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Property; and (d) all right, title, and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property. The Property and all of the foregoing shall constitute the "Trust Property". To the extent such Trust Property constitutes personal property or fixtures, Grantor grants Trustee a security interest in such Trust Property, together with all proceeds and products thereof, for the benefit of Beneficiary.

         This Deed of Trust is made for the purpose of securing, in such order of priority as Beneficiary may elect: (a) payment of the indebtedness evidenced by that certain Deed of Trust Note of even date herewith in the original principal amount of $_________________________ (the "Note") made by Trustor, delivered to Beneficiary and payable to its order and any and all modifications, extensions or renewals thereof, whether hereafter evidenced by the Note or otherwise; (b) payment of interest on said indebtedness according to the terms of the Note; (c) payment of all other sums, with interest as herein provided, becoming due and payable under the provisions hereof to Trustee or Beneficiary;
(d) performance of each and every condition, obligation, covenant, promise and agreement of Trustor contained herein or in the Note, (e) payment of such additional sums with interest thereon as may be hereafter advanced by or borrowed from the Beneficiary, its successors or assigns, by the then record owner or owners of the Trust Property when evidenced by another promissory note or notes which are by the terms thereof secured by this Deed of Trust. To the extent permitted by law, any sums hereafter advanced by or borrowed from Beneficiary, its successors or assigns, shall have the same priority as the original sums advanced by Beneficiary and secured hereby.

         TRUSTOR'S COVENANTS AND WARRANTIES. Trustor hereby warrants that: (a) Trustor is the owner in fee simple absolute of the Property and every part thereof; (b) the Trust Property is free, and will be kept free, from all liens and encumbrances, except those of record as of the date hereof and Trustor will defend the title hereby granted to and in favor of Trustee and Beneficiary as against all and every person claiming or to claim the same; (c) the loan proceeds are not for use primarily for personal, family or household purposes;
(d) except in the ordinary course of site work and construction of improvements in the Trust Property, Trustor will not use, generate, manufacture, produce, store, release, discharge, dispose of on, under, or about the Trust Property or place or permit to be placed on the Trust Property any Hazardous Substances (as defined below); (e) the Property is zoned for the existing or contemplated use of the Property; (f) there are no actions, lawsuits, or other proceedings pending or threatened against or affecting Trustor which might adversely affect the ability of Trustor to perform its obligations under the Note or other loan documents, or which might adversely affect the priority of Beneficiary's lien on the Trust Property; and (g) consummation of the loan and payment of the Note secured hereby will not conflict with or result in a breach of any law, regulation or court order applicable to Trustor or the Trust Property. As used in this Deed of Trust, Hazardous Substance means: (i) any "hazardous waste" as defined in the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss. 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 et seq.), as amended from time to time, and regulations promulgated thereunder; (iii) radon, asbestos, polychlorinated biphenyls (PCB's), explosives, radioactive substances, and material quantities of petroleum products; (iv) any substance the presence of which on the Trust Property is regulated by any federal, state or local law relating to the protection of the environment or public health; and (v) any other material, substance, or waste that is or becomes regulated or that is or becomes classified as hazardous, dangerous, or toxic under any federal, state, or local statute, ordinance, rule, regulation, or law.

A.       TRUSTOR AGREES AS FOLLOWS:

         1. PAYMENT OF INDEBTEDNESS; PERFORMANCE OF COVENANTS. Trustor shall pay each and every installment of principal and interest on the Note and all other indebtedness secured hereby, as and when the same shall become due, and shall perform and observe all of the covenants, agreements and provisions contained herein or in the Note.

         2. MAINTENANCE; COMPLIANCE; LIENS. Trustor shall: keep the Trust Property in good condition and repair; comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Trust Property or requiring any alteration or improvements to be made thereon; not commit or permit waste thereon; not commit, suffer or permit any act upon the Trust Property in violation of law; cultivate, irrigate, fertilize, prune and do all other acts which from the character or use of the Trust Property may be reasonably necessary, the specific enumeration herein not excluding the general; and keep the Trust Property free from all encumbrances, except those accepted by Beneficiary in writing.

         3. HAZARDOUS WASTE AND SUBSTANCES; ENVIRONMENTAL REQUIREMENTS. Trustor shall keep and maintain the Trust Property in compliance with, and shall not cause or permit all or any portion of the Trust Property, including groundwater, to be in violation of any Environmental Law. As used herein, "Environmental Law" means any federal, state, or local law, statute, ordinance, or regulation pertaining to Hazardous Substances, health, industrial hygiene, or environmental conditions, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 USC ss.ss. 9601-9675, and the Resource Conservation and Recovery Act of 1976, as amended, 42 USC ss.ss. 6901-6992. Trustor shall promptly notify Beneficiary of its receipt of any notice of (a) a violation of any such Environmental Law, standard or regulation; and (b) all claims made or threatened by any third party against Trustor or the Trust Property relating to any loss or injury resulting from any such Hazardous Substances. Trustor shall hold Beneficiary, its directors, officers, employees, agents, successors, and assigns, harmless from, indemnify them for, and defend them against any and all losses, damages, liens, costs, expenses, and liabilities directly or indirectly arising out of or attributable to any violation of any Environmental Law, any breach of Trustor's covenants and warranties set forth above, or the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under, or about the Trust Property, including without limitation the costs of any required repair, cleanup, containment, or detoxification of the Trust Property, the preparation and implementation of any closure, remedial or other required plans, attorneys' fees and costs (including but not limited to those incurred in any proceeding and in any review or appeal), fees, penalties, and fines. This indemnity shall survive the reconveyance of this Deed of Trust, or the extinguishment of the lien of this Deed of Trust by foreclosure or action in lieu thereof.

         4. CONSTRUCTION AND CASUALTY. Trustor shall complete, in good and workmanlike manner, any building, structure or improvement being built or about to be built on the Property and shall promptly restore any such building, structure or improvement thereon which may be damaged or destroyed.

         5.       INSURANCE.

                  (a) Property and Other Insurance. Trustor shall obtain and maintain in full force and effect during the term of this Deed of Trust all risk property insurance, in an amount not less than the full replacement cost of all improvements, including the cost of debris removal, and commercial general liability insurance with limits, coverages, risks insured and waiver of subrogation clauses acceptable to Beneficiary.

                  (b) Insurance Companies and Policies. All such insurance: shall be written by a company or companies acceptable to Beneficiary; shall contain a beneficiary clause in favor of Beneficiary; shall be satisfactory to Beneficiary as to form, substance, and, except as specifically designated in Section A5(a), amount; shall provide for thirty (30) days' prior written notice of cancellation to Beneficiary; shall contain endorsements specifying that no act or negligence of Trustor or any occupant, and no occupancy or use of the Trust Property for purposes more hazardous than permitted by the terms of the policy will affect the validity or enforceability of such insurance as against Beneficiary; shall be in full force and effect on the date of this Deed of Trust; and shall be accompanied by proof of premiums paid for the current policy year. All such insurance shall be written in amounts sufficient to prevent Trustor from becoming a co-insurer under the applicable policies.

                  (c) Blanket Policy. If a blanket policy is issued, a certified copy of said policy shall be furnished, together with a certificate indicating that Beneficiary is the insured under said policy in the proper designated amount.

                  (d) Notice of Loss. In the event of loss, Trustor shall immediately notify Beneficiary. Beneficiary may make proof of loss if it is not made promptly by Trustor.

         6. DEFENSE. Trustor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary, or Trustee; and pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding, or appeal therefrom, in which Beneficiary or Trustee may appear.

         7. TAXES, ASSESSMENTS, AND LIENS. Trustor shall pay before they become delinquent all taxes and the current installment of assessments levied against or on account of the Trust Property and shall pay as due all claims for work done on or for services rendered or material furnished to the Trust Property. Trustor shall maintain the Trust Property free of any liens having priority over or equal to the interest of Beneficiary under this Deed of Trust, except for the lien of taxes and the current installment of assessments not delinquent, and except as hereinafter otherwise provided. Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Beneficiary's interest in the Trust Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Trustor shall within 15 days after the lien arises or, if a lien is filed, within 30 days after Trustor has notice of the filing, secure the discharge of the lien or deposit with Beneficiary cash or a sufficient corporate surety bond or other security satisfactory to Beneficiary in an amount sufficient to discharge the lien plus any costs, attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. The assessor or tax collector of the county in which the Trust Property is located is authorized to deliver to Beneficiary a written statement of the property taxes assessed or owing at any time.

B. IT IS MUTUALLY AGREED THAT:

         1. PROCEEDS OF CONDEMNATION, INJURY TO TRUST PROPERTY. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of or damage or injury to all or any portion of the Trust Property, or for the conveyance in lieu of condemnation thereof, are hereby assigned to and shall be paid to Beneficiary. In addition, all causes of action, whether accrued before or after the date of this Deed of Trust, and all claims for damages or injury to the Trust Property or any part thereof, including causes of action arising in tort or contract and for fraud or concealment of a material fact, are hereby assigned to Beneficiary and the proceeds thereof shall be paid to Beneficiary. Beneficiary may elect, in its sole discretion, to apply such sums to the indebtedness secured by this Deed of Trust, or to release such sums or any part thereof.

         2. NON-WAIVER. No waiver of any default on the part of Trustor or breach of any of the provisions of this Deed of Trust shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers. No exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.

         3. RECONVEYANCE. Upon (a) written request of Beneficiary stating that all sums secured hereby have been paid, (b) surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and (c) payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matter or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         4. BENEFICIARY'S RIGHT TO CURE AND DEFEND. Should Trustor fail to make any payment or do any act as provided in this Deed of Trust or in the Note, Beneficiary or Trustee may, but shall not obligated to, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Trust Property for such purpose. Beneficiary and/or Trustee may at any time, prior to full payment of all sums secured by this Deed of Trust: (a) appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; (b) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and (c) in exercising any power conferred by this Deed of Trust, pay necessary expenses, employ counsel and pay reasonable fees therefor (including fees on appeal). Trustor agrees to repay immediately and without demand all sums so expended by Beneficiary or Trustee with interest from date of expenditure at the Default Rate as herein provided.

         5. EVENTS OF DEFAULT. Any of the following events shall, after Trustor receives written notice of such event and is provided 10 days from the date of such notice to cure such default, be deemed an event of default under this Deed of Trust:

                  (a) Default shall be made in the payment of any installment of principal or interest on the Note or any other sum secured hereby when due, including but not limited to the failure to pay the unpaid principal and accrued interest due under the Note on or before its October 31, 1998, maturity date.

                  (b) Trustor shall file a voluntary petition in bankruptcy or such a petition shall be filed against Trustor and is not dismissed within 30 days after the date of filing; or if Trustor shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Trustor, or of all or any part of the Trust Property, or of any or all of the royalties, revenues, rents, issues or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                  (c) A court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Trustor seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver or liquidator of Trustor or of all or any part of the Trust Property, or of any or all of the royalties, revenues, rents, issues or profits thereof, shall be appointed without the consent or acquiescence of Trustor and such appointment shall remain unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive); or

                  (d) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Trust Property, or any judgment involving monetary damages shall be entered against Trustor which shall become a lien on the Trust Property or any portion thereof or interest therein and such execution, attachment or similar process or judgment is not released, bonded, satisfied, vacated or stayed within thirty
(30) days after its entry or levy.

         6. RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any event of default and at any time thereafter, Beneficiary may exercise any one or more of the following rights and remedies:

                  (a) The right at its option by notice to Trustor to declare the entire indebtedness secured hereby immediately due and payable.

                  (b) With respect to all or any part of the Trust Property, the right to foreclose by judicial foreclosure in accordance with applicable law.

                  (c) The right to have the Trustee sell the Trust Property by advertisement and sale in accordance with the Deed of Trust Act of the State of Oregon (ORS 86.705 - 86.795, and hereinafter referred to as the "Act"), the Uniform Commercial Code of the State of Oregon where applicable, and other applicable law at public auction to the highest bidder. Any person except Trustee may bid at the Trustee's sale. The power of sale conferred by this Deed of Trust and the law is not an exclusive remedy and when not exercised, Beneficiary may foreclose this Deed of Trust as a mortgage. The Trustee is not obligated to notify any party hereto of a pending sale under any other deed of trust or of any action or proceeding in which Trustor, Trustee, or Beneficiary shall be a party, unless such action or proceeding is brought by the Trustee.

                  (d) With respect to all or any part of the Trust Property that constitutes personalty, the rights and remedies of a secured party under the Oregon Uniform Commercial Code.

                  (e) Subject to any limitations imposed by law, the right to obtain a deficiency judgment in the event the net sale proceeds of any foreclosure sale are insufficient to pay the entire unpaid indebtedness secured hereby.

                  (f) Beneficiary may have a receiver appointed for the Trust Property. Beneficiary shall be entitled to the appointment of a receiver as a matter of right whether or not the apparent value of the Trust Property exceeds the amount of the indebtedness secured by this Deed of Trust. Employment by Trustee or Beneficiary shall not disqualify a person from serving as receiver. Trustor consents to the appointment of a receiver at Beneficiary's option and waives any and all defenses to such an appointment.

                  (g) Beneficiary may, either through a receiver or as lender-in-possession, enter and take possession of all or any part of the Trust Property and use, operate, manage, and control it as Beneficiary shall deem appropriate in its sole discretion. Upon request after an event of default, Trustor shall peacefully relinquish possession and control of the Trust Property to Beneficiary or any receiver appointed under this Deed of Trust.

                  (h) Any other right or remedy provided in this Deed of Trust, the Note, any other agreement between Trustor and Beneficiary, or under law. All remedies under this Deed of Trust are cumulative and not exclusive. Any intention to pursue one remedy shall not preclude the exercise of any other remedy.

         7. FORECLOSURE BY POWER OF SALE. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee of such election. Upon receipt of such notice from Beneficiary, Trustee shall cause to be given such Notice of Default as then required by law. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after Notice of Sale having been given as required by law, sell the Trust Property at the time and place of sale fixed by it in such Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor or Beneficiary, may purchase at such sale.

         8. PROCEEDS OF SALE. If foreclosure is by advertisement and sale under the Act, the proceeds of the sale shall be applied as set forth in ORS 86.765.

         9. EXPENSES AND ATTORNEYS' FEES. If Beneficiary refers the Note to an attorney for collection or seeks legal advice following a default; if Beneficiary is the prevailing party in any litigation instituted in connection with the Note or this Deed of Trust; or if Beneficiary or any other person initiates any judicial or nonjudicial action, suit or proceeding in connection with the Note, the indebtedness evidenced thereby or the security therefor (including, but not limited to, an action to recover possession of the Property after foreclosure), and an attorney is employed by Beneficiary to (a) prosecute or appear in any such action, suit or proceeding, or (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Beneficiary's interest in the Note or the Deed of Trust (including but not limited to proceedings under federal bankruptcy law, in eminent domain, or in connection with any state or federal tax lien), then in any such event, to the extent allowed by law, Trustor shall pay the attorneys' fees and costs and expenses incurred by Beneficiary in connection with the above-mentioned events, including but not limited to costs incurred searching records, the cost of title or foreclosure reports, and the costs of appraisals, and any appeals related to such events. Such amounts shall be secured by this Deed of Trust and, if not paid on demand, shall bear interest at the Default Rate from the date they are incurred.

         10. BINDING EFFECT; INTERPRETATION. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto and their heirs, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the Note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. Section headings are for convenience only and shall not be deemed a part of this Deed of Trust for any purpose. The word "person" shall mean an individual, firm, association, corporation, limited liability company, trust, or any other form of business or legal entity. Whenever the adverbs "herein," "hereunder," "hereto," "hereinafter," etc., appear herein, they shall be deemed to mean and refer to this Deed of Trust in its entirety and not to any specific paragraph or section hereof. The word "including" shall be deemed to mean "including but not limited to."

         11.      DUE ON SALE OR ENCUMBRANCE.

                  (a) Except as set forth in Section B11(d) below, the Note secured by this Deed of Trust is personal to Trustor and not assignable. In accepting the Note, Beneficiary has relied upon Trustor's credit, Trustor's interest in the Trust Property, and financial market conditions at the time the loan is made. In the event of a sale, conveyance, transfer or encumbrance of the title to or possession of all or part of the Trust Property, directly or indirectly, either voluntarily, involuntarily or by operation of law, without the prior written consent of Beneficiary (which consent may be withheld at Beneficiary's sole discretion), Trustor shall be in default under the Note and this Deed of Trust and Beneficiary may declare the entire balance of the indebtedness owing under the Note to be immediately due and payable.

                  (b) Without limiting the generality or effect of the foregoing, waiver by Beneficiary of its right to accelerate the loan upon any transfer or contract to transfer, or to require satisfaction of the conditions set forth in this Section B11, shall not be deemed a waiver by Beneficiary of its right to accelerate the indebtedness occurring under the Note upon any other transfer or contract to transfer or of its right upon such transfer or contract to transfer to require satisfaction of the conditions set forth above in this Section B11.

                  (c) For the purpose of, and without limiting the generality of the foregoing, except as permitted in Section B11(d), the occurrence at any time of any of the following events, without Beneficiary's prior written consent, shall be deemed to be a transfer of title to the Trust Property:

                  i. Any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, all or any part of the legal and/or equitable title to the Trust Property; and

                  ii. Any sale, conveyance, assignment or other transfer of, or the grant of a security interest in any of the ownership interests in Trustor.

                  (d) Notwithstanding anything in this Section B11 to the contrary, Trustor may, without Beneficiary's consent, transfer its interest in the Trust Property to any affiliate of Trustor including a limited liability company or other legal entity controlled by Trustor or an affiliate. No such assignment shall release Trustor from personal liability for payment and performance of the terms and conditions of this Deed of Trust. "Affiliate" means a person or entity directly or indirectly controlling, controlled by or under common control with Trustor. No such assignment shall release Trustor from personal liability for payment and performance of the terms and conditions of this Deed of Trust.

         12. WAIVER OF RIGHT TO MARSHAL. Trustor, for Trustor and for all persons hereafter claiming through or under Trustor or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Trust Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Trust Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshaled upon any foreclosure of this Deed of Trust or of any other security for any of said indebtedness.

         13. SEVERABILITY. In the event any provision contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         14. FIXTURE FILING. This Deed of Trust is being filed as a fixture filing. In addition, Trustor shall execute and deliver to Beneficiary for filing any and all such forms UCC-1, UCC-2 and UCC-3 as Beneficiary may from time to time request to perfect and maintain the lien of its security interests in personal property and fixtures granted hereunder.

         15. GOVERNING LAW. The law of the State of Oregon shall govern the validity, interpretation, construction and performance of this Deed of Trust.

         16. SUCCESSOR TRUSTEE; NOTICE. Beneficiary at any time and from time to time, by instrument in writing, may substitute and appoint a successor or successors (either corporate or individual) to any trustee named herein or previously substituted hereunder, which instrument when executed, acknowledged, and recorded in the office of the Recorder of the county or counties where the Trust Property is situated shall be conclusive proof of the proper substitution and appointment of each successor trustee or trustees, who shall then have all the title, powers, duties and rights of the predecessor trustee, without the necessity of any conveyance from such predecessor. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee. Except as otherwise provided in this Deed of Trust or required by law, all notices and consents required or permitted under this Deed of Trust shall be in writing and personally delivered, delivered by private courier service (such as Federal Express) or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

IF TO TRUSTOR/DEBTOR:      Opus Northwest, L.L.C.
                           Attn:  John Solberg, Vice President
                           200 112th Avenue N.E., Suite 205
                           Bellevue, WA 98004

WITH A COPY TO:            Tousley Brain PLLC
                           Attn:  Russell F. Tousley, P.S.
                           700 Fifth Avenue, Suite 5600
                           Seattle, WA  98104-5056

AND TO:                    Opus U.S. Corporation
                           Attn: Brad Osmundson, Associate General Counsel 800 Opus Center, 9900 Bren Road East
                           Minnetonka, MN 55343-0110

IF TO BENEFICIARY:         Gardenburger, Inc.
                           Attn: Mr. Richard C. Dietz
                           1411 SW Morrison, Suite 400
                           Portland, OR 97205

WITH A COPY TO:            James F. Dulcich
                           Miller, Nash, Wiener, Hager & Carlsen LLP
                           3500 U.S. Bancorp Tower
                           111 S.W. Fifth Avenue
                           Portland, Oregon 97204-3699

IF TO TRUSTEE:             First American Title Insurance Company
                           200 SW Market Street, Suite 1776
                           Portland, OR 97201-5705

Changes in the respective addresses to which such notices may be directed may be made from time to time by any party by notice to the other parties. Notices and consents given by mail in accordance with this Section B16 shall be deemed to have been given three (3) days after being deposited in the mail; notices and consents given by any other means shall be deemed to have been given when received.

         17. ENTIRE AGREEMENT. This Deed of Trust and the Note constitute the entire and complete agreement of the parties with respect to the subject matter hereof, and supersede all prior or contemporaneous understandings, arrangements and commitments, all of which, whether oral or written, are merged herein. This Deed of Trust shall bind and inure to the benefit of the parties to this Deed of Trust and any successor or assignee acquiring an interest hereunder consistent with Section B.11 above.

         18. AUTHORIZATION. Trustor warrants that Trustor has full authority to enter into this Deed of Trust and in so doing is not violating any law or regulation or agreement with third parties, and Trustor has taken all such action as may be necessary or appropriate to make this Deed of Trust binding on Trustor, and, upon request, shall deliver certified copies of such action to Beneficiary. If Trustor is not an individual, then the person or persons signing on behalf of Trustor represent and warrant to Beneficiary that he or she was authorized to execute this Deed of Trust on behalf of Trustor, that all actions required for Trustor to enter into this Deed of Trust have been taken, and that he or she is executing this Deed of Trust on behalf of Trustor.

         ORS 93.040(1). THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

         ZONING. THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE

APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND EXISTENCE OF FIRE PROTECTION FOR STRUCTURES.


                                    TRUSTOR:

                                    OPUS NORTHWEST, L.L.C.,
                                    a Delaware limited liability company


                                    By:
                                       -----------------------------------------
                                       John Solberg, Vice President


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

                  I certify that I know or have satisfactory evidence that JOHN SOLBERG is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Vice President of Opus Northwest, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

                  Dated: ______________________.


                                    -------------------------------------------
                                    (Signature of Notary Public)


                                    -------------------------------------------
                                    (Printed Name of Notary Public)

                                    My Appointment expires_____________________

                          REQUEST FOR FULL RECONVEYANCE


DO NOT RECORD. TO BE USED ONLY WHEN NOTE HAS BEEN PAID.

To ________________________________________, Trustee:

         The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

DATED _________________________.
                                        BENEFICIARY:



                                        By:
                                           ------------------------------------
                                           Its:
                                               --------------------------------

MAIL RECONVEYANCE TO:

                                   SCHEDULE A
                                       TO
                                  DEED OF TRUST

                          DESCRIPTION OF REAL PROPERTY



                               [Legal description]

                                    EXHIBIT E
                                       TO
                           PURCHASE AND SALE AGREEMENT

                               EARNEST MONEY NOTE
--------------------------------------------------------------------------------


                               EARNEST MONEY NOTE
$50,000                                                             Bellevue, WA
                                                             _____________, 1997

         Subject to the terms and conditions of that certain Purchase and Sale Agreement (the "Agreement") of even date herewith by and between the undersigned and GARDENBURGER, INC., an Oregon corporation ("Seller"), the undersigned promises to pay to First American Title Insurance Company of Oregon ("Escrow Company") the sum of Fifty Thousand Dollars ($50,000) without interest, within two (2) Business Days of the date Buyer gives notice to Seller and Escrow Company that all Feasibility Contingencies have been satisfied or waived by Buyer pursuant to Section 4 of the Agreement. Principal shall be payable at the Portland, Oregon office of Title Company. Capitalized terms in this Note have the same meaning as set forth in the Agreement.


                                    OPUS NORTHWEST, L.L.C.,
                                    a Delaware limited liability company


                                    By:
                                       ---------------------------------
                                         John Solberg
                                         Vice President

                                    EXHIBIT F
                                       TO
                           PURCHASE AND SALE AGREEMENT


                         FORM OF STATUTORY WARRANTY DEED
--------------------------------------------------------------------------------

Recorded at the Request of
and after Recording Return to:

Russell F. Tousley, P.S.
Tousley Brain PLLC
56th Floor, Key Tower
700 Fifth Avenue
Seattle, WA  98104-5056

                             STATUTORY WARRANTY DEED

         THE GRANTOR, GARDENBURGER, INC., an Oregon corporation, for good and valuable consideration in hand paid, conveys and warrants to OPUS NORTHWEST, L.L.C., a Delaware limited liability company the real estate described on SCHEDULE A attached hereto, situated in the City of Portland, County of Multnomah, State of Oregon, subject only to the matters described on SCHEDULE B attached hereto. The true consideration for this conveyance is $_____________.

         ORS 93.040 WARNING. THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY
                             --------------------------------------------------
DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND
-------------------------------------------------------------------------
REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING
------------------------------------------------------------------------------
FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY
--------------------------------------------------------------------------
PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON
--------------------------------------------------------------------------
LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.
----------------------------------------------------------------------

         DATED:  ___________________.


                                            GRANTOR:

                                            GARDENBURGER, INC.,
                                            an Oregon corporation


                                            By:
                                               --------------------------------
                                                 Its:
                                                     --------------------------

                                   SCHEDULE A
                                       TO
                             STATUTORY WARRANTY DEED

                                      LAND

                                    EXHIBIT G
                                       TO
                           PURCHASE AND SALE AGREEMENT

                FORM OF MEMORANDUM OF PURCHASE AND SALE AGREEMENT
--------------------------------------------------------------------------------

                                  MEMORANDUM OF
                           PURCHASE AND SALE AGREEMENT

         THIS MEMORANDUM OF PURCHASE AND SALE AGREEMENT (this "Memorandum) is executed this ____ day of _______________________, 1997, by GARDENBURGER, INC.,
an Oregon corporation ("Seller"), whose address is ____________________________, as a memorandum of an unrecorded Real Estate Purchase and Sale Agreement (the "Agreement") of even date herewith, between Seller and OPUS NORTHWEST, L.L.C., a Delaware limited liability company qualified to do business in the State of Oregon, and/or assigns ("Buyer"), whose address is 200 112th Avenue N.E., Suite 205, Bellevue, Washington 98004, concerning the real property described in SCHEDULE A attached hereto and made a part hereof, and all improvements located thereon (collectively, the "Premises").

         1. SALE. For good and valuable consideration, Seller has agreed to sell and Buyer has the right to purchase the Premises upon all the terms, conditions and provisions set forth in the Agreement, which provisions are incorporated in this Memorandum by reference.

         2. MISCELLANEOUS. This Memorandum is not a complete summary of the Agreement. Provisions in this Memorandum shall not be used in interpreting the Agreement provisions. In the event of a conflict between this Memorandum and the unrecorded Agreement, the unrecorded Agreement shall control.

         IN WITNESS WHEREOF, this instrument was executed by the parties as of the date first above written.

                                            SELLER:

                                            GARDENBURGER, INC.,
                                            an Oregon corporation




                                            By:
                                               ---------------------------------
                                                 Its:
                                                     ---------------------------

                                            BUYER:

                                            OPUS NORTHWEST, L.L.C.,
                                            a Delaware limited liability company



                                            By:
                                               ---------------------------------
                                                 John Solberg, Vice President



STATE OF CALIFORNIA         )
                            )ss.
COUNTY OF _____________     )

         This instrument was acknowledged before me by _____________________ as ____________________________ of Gardenburger, Inc., an Oregon corporation.

         Dated: _____________________.


                                        ---------------------------------------
                                        (Signature of Notary Public)


                                        ---------------------------------------
                                        (Printed Name of Notary Public)

                                        My Appointment expires_________________



STATE OF WASHINGTON        )
                           )ss.
COUNTY OF KING             )

         This instrument was acknowledged before me by John Solberg as Vice President of Opus Northwest, L.L.C., a Delaware limited liability company.

         Dated: ___________________, 1997.


                                        ---------------------------------------
                                        (Signature of Notary Public)


                                        ---------------------------------------
                                        (Printed Name of Notary Public)

                                        My Appointment expires_________________


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                                   SCHEDULE A
                                       TO
                    MEMORANDUM OF PURCHASE AND SALE AGREEMENT


                                      LAND